                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





      Date of report (Date of earliest event reported): September 20, 2001

                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                      1-9767                    94-2579751
(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)


9162 ETON AVENUE, CHATSWORTH, CALIFORNIA                            91311
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (818) 709-1244

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        (a)    Previous independent accountants

        (i) On September 20, 2001, International Remote Imaging Systems, Inc. ("IRIS") dismissed PricewaterhouseCoopers LLP as its independent accountants. IRIS's Board of Directors participated in and approved the decision to change independent accountants.

        (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

        (iii) In connection with its audits for the two most recent fiscal years and through September 20, 2001, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

        (iv) During the two most recent fiscal years and through September 20, 2001, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

        (v) IRIS has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated September 26, 2001 is filed as Exhibit 16 to this Form 8-K.

        (b)    New independent accountants

        IRIS engaged BDO Seidman, LLP as its new independent accountants as of September 27, 2001. During the two most recent fiscal years and through September 27, 2001, IRIS has not consulted with BDO Seidman, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on IRIS's financial statements, and either a written report was provided to IRIS or oral advice was provided that BDO Seidman, LLP concluded was an important factor considered by IRIS in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1(v) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

        None.

        (c)    EXHIBITS

               Exhibit 16       Letter from PricewaterhouseCoopers LLP

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTERNATIONAL REMOTE IMAGING
                                           SYSTEMS, INC.



Dated:  September 27, 2001              By:    /s/ John Caloz
                                           -------------------------------------
                                               John Caloz
                                               Corporate Vice President, Finance
                                               and Chief Financial Officer

                                  Exhibit Index

No.                Document
---                --------
16                 Letter from PricewaterhouseCoopers LLP